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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 5, 1999 included in Razorfish, Inc. and subsidiaries Registration Statement on Form S-1 (File No. 333-71043) previously filed with the Securities and Exchange Commission and to all references to our firm included in this Registration Statement.


                                  ARTHUR ANDERSEN LLP


New York, New York
November 2, 1999